UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

OAKTREE SPECIALTY LENDING CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

YOUR VOTE IS URGENTLY NEEDED March 3, 2023 Dear Stockholder, As of the date of this letter, we have not received your voting instructions for Oaktree Specialty Lending Corporation’s (“OCSL”) Special Meeting of Stockholders to be held virtually on March 17, 2023. Your vote and participation are very important to us, no matter how many or few shares in OCSL you own. If we do not receive your vote, we may have to postpone the Special Meeting and continue to request stockholder participation to reach a required quorum, which may result in additional costs to stockholders. For the reasons set forth in the proxy statement dated February 6, 2023, the Board of Directors, including all of the independent directors, recommends that you vote “FOR” the proposal. In addition, the two leading independent proxy advisory firms, ISS and Glass Lewis, recommend that stockholders vote “FOR” this proposal. Please vote your shares today by using any of the methods described below. If you have any questions about voting or need additional information, please call our proxy solicitor, Broadridge, at 1-844-557-9030. Thank you for your continued support of OCSL. Sincerely, Armen Panossian    Mathew Pendo    President FOUR WAYS TO VOTE ONLINE PHONE QR CODE MAIL WWW.PROXYVOTE.COM WITH A PROXY CARD WITH A SMARTPHONE VOTE PROCESSING PROXY QUESTIONS? Please have your proxy card in hand Call 1-800-690-6903 with Vote by scanning the Mark, sign and date Call 1-844-557-9030 when accessing the website. There a touch-tone phone to vote Quick Response Code or your ballot and return are easy-to-follow directions to using an automated system. “QR Code” on the Proxy it in the postage-paid help you complete the electronic Card/VIF enclosed. envelope provided. voting instruction form. R56428-LTR

BE THE VOTE THAT COUNTS VOTE BEFORE MARCH 17, 2023 R56428-EPR

Your vote is important—please vote your shares today. The Oaktree Specialty Lending Corporation special meeting will be held on March 17, 2023. Whether or not you plan to attend, your vote is very important. You can vote your shares by internet, telephone, QR code, or mail. 0000 0000 0000 0000 Simply follow the instructions on the enclosed form. For your 0000 0000 0000 0000 convenience, we’ve highlighted where you can find your unique NOTE: This is not an actual Control Number. Please refer to the proxy card for Control Number. If you have any questions or need assistance, your unique Control Number. please call 1-844-557-9030. FOUR WAYS TO VOTE ONLINE PHONE QR CODE MAIL 0000 0000 0000 0000 WWW.PROXYVOTE.COM WITHOUT A PROXY CARD WITH A SMARTPHONE VOTE PROCESSING 0000 0000 0000 0000 Please have your proxy card in Call 1-844-557-9030 Vote by scanning the Mark, sign and date hand when accessing the website. Monday to Friday, 9:00 a.m. Quick Response Code or NOTE: This is not an actual Control Number. There are easy-to-follow directions to 9:00 p.m. ET to speak with “QR Code” on the Proxy your ballot and return it in the postage-paid Please refer to the voting instruction form to help you complete the electronic a proxy specialist. Card/VIF enclosed. envelope provided. for your unique Control Number. voting instruction form. WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.